Exhibit 99.1

CALIFORNIA STRONG

2015 Annual Report

Partnership Schools Parent College Graduation

CGI America

WE ARE

CALIFORNIA’S BANK.

Community Development

Employee Team Building

Banc Basketball on Women Clinics

USC Trojan Kid’s Corner

Billboard Campaign

JVS BankWork$ Graduation

FINANCIAL HIGHLIGHTS

TOTAL ASSETS
in billions


$1.7
$3.6
$6.0
$8.2
2012
2013
2014
2015

PRE-TAX INCOME
in millions


$6
$8
$26
$104
2012
2013
2014
2015

AT YEAR END *in thousands*		2012	2013	2014	2015	3-Year CAGR[1]
Assets	$	1,682,704	3,627,862	5,971,297	8,235,555	70%
Loans		1,361,629	3,162,844	5,136,212	5,853,235	63%
Deposits		1,306,342	2,918,644	4,671,831	6,303,085	69%
OPERATING RESULTS						
Total Revenue	$	83,171	193,972	300,914	443,936	75%
Net Interest Income		46,552	97,229	155,277	223,717	69%
Noninterest Income		36,619	96,743	145,637	220,219	82%
Noninterest Expense		71,196	178,101	263,472	332,201	67%
Pre-Tax Income		6,475	7,908	26,466	104,266	153%
Net Income		5,977	(84)	30,205	62,072	118%
PERIOD END						
Total Equity	$	188,759	324,708	503,315	652,405	
Tier 1 Risk-based Capital Ratio		14.25%	11.41%	10.54%	10.71%	
Tier 1 Leverage Ratio		10.15%	8.02%	8.57%	8.07%	
Tangible Equity / Tangible Assets (TE/TA)		10.55%	7.88%	7.55%	7.26%	
Nonperforming Assets / Total Assets		1.64%	0.87%	0.65%	0.56%	
PERFORMANCE RATIOS						
Return on Average Assets (ROAA)		0.45%	n/m	0.69%	0.94%	
Return on Average Tangible Common Equity (ROATCE)[2]		3.35%	0.08%	10.10%	14.22%	
Efficiency Ratio		85.60%	91.82%	87.56%	74.83%	
Earnings Per Share Diluted (EPS)		$0.39	($0.15)	$0.90	$1.34	

[1] Compound annual growth rate
[2] See Non-GAAP Financial Measures section in the accompanying Annual Report on Form 10-K for reconciliation of the calculation to the GAAP performance measure

3

CALIFORNIA STRONG.

With over $8 billion in assets and over 100 banking and lending locations in California and across the West, we are large enough to meet your banking needs, yet small enough to serve you well. Banc of California's core values of entrepreneurialism, operational excellence, and superior analytics form the foundation of our success.

In 2015, Banc of California was recognized as one of the Best Banks in America by Forbes Magazine[1], the largest independent California bank with an Outstanding CRA Rating, and one of the country's strongest, most secure banks as evidenced by our Investment Grade credit rating from Kroll Bond Rating Agency.

FORBES 2016
BEST BANKS IN AMERICA
BANC OF CALIFORNIA

WE ARE CALIFORNIA'S BANK.

Empowering California's Diverse Businesses, Entrepreneurs and Communities

We Believe in Empowering Dreams.

We Believe in Strong Partnerships.

We Believe in California.


1,700+
Employees
$8.2+ Billion
Assets
100+
Locations
$7+ Billion
Lending

ENTREPRENEURIALISM • OPERATIONAL EXCELLENCE • SUPERIOR ANALYTICS

[1]As named by Forbes magazine on January 7, 2016. ©2016, Forbes Media LLC. Used with permission.

4

Dear Shareholders



Steven Sugarman
Chairman, President and
Chief Executive Officer

2015 marked a successful year for Banc of California as both assets and profitability achieved record levels. Our shareholders enjoyed a return of over 32% in 2015. This ranked Banc of California #4 on Forbes 2016 Best Banks in America with respect to total shareholder return and as California's top performing bank stock.

These returns reflect our record level of earnings in 2015, as well as the high quality of predictable, recurring earnings generated by our strong franchise. Our national credit rating agency also acknowledged our financial durability by awarding Banc of California an investment grade credit rating.

Banc of California now boasts annual pre-tax income in excess of $100 million, a return on tangible common equity run rate of over 15%, and organic asset growth exceeding 30% per annum. In 2015 this resulted in EPS growth of nearly 50%.

Our financial successes directly follow from our dedication to serving California's diverse businesses, entrepreneurs and communities. We are committed to being California's Bank by serving the centers of economic activity throughout the state.

We do not take for granted the compelling financial results we achieved in 2015. We have worked hard and have overcome meaningful obstacles. We intend to protect what we have built. Our balance sheet is strong, reflecting the strength of our business and the state we serve.

We Are California Strong.

Just over two years ago, the Board of Directors made difficult changes in the leadership of the Company. At the recommendation of our independent Governance Committee comprised of Vice Chair Chad Brownstein, Risk Committee Chair Jonah Schnel, and Community Development Committee Chair Eric Holoman, the Board took decisive action to restructure the Company's leadership team and governance for the benefit of shareholders. The Board not only replaced several members of the executive team, but several members of the Board itself.


TOTAL SHAREHOLDER RETURN[1]
1-Year
WEST COAST PEER MEDIAN
10%
-1%
2%
8%
9%
10%
10%
28%
29%
32%
32%
PACW
SIVB
BOFI
CVBF
EWBC
WAFD
FRC
WAL
OPB
BANC


ASSET GROWTH[2]
1-Year
WEST COAST PEER MEDIAN
22%
-1%
4%
8%
14%
22%
22%
31%
35%
38%
42%
WAFD
CVBF
EWBC
SIVB
OPB
FRC
PACW
WAL
BANC
BOFI


EPS GROWTH[3]
1-Year
WEST COAST PEER MEDIAN
22%
-5%
4%
8%
10%
22%
25%
30%
40%
45%
49%
CVBF
FRC
WAFD
EWBC
WAL
SIVB
OPB
BOFI
PACW
BANC

[1] Bloomberg Total Return Analysis; Total Shareholder Return assumes dividends reinvested
[2] SNL Financial; Asset growth Q4 2014 to Q4 2015
[3] SNL Financial; EPS growth FY 2014 to FY 2015

5

This strategic action marked a key turning point for Banc of California, setting the foundation for the strong results we achieved in 2015. That transition also marked my appointment as Chairman, President and Chief Executive Officer of our bank subsidiary.

Since this transition, we have built a culture focused on empowering California and driving shareholder value. To reinforce these goals, the Board moved promptly to: 1) change our approach to compensation by favoring performance and retention-based equity awards over cash, 2) focus our investments on growing our most strategic business units, and 3) require transparent, compelling financial targets including a 1% return on assets and a 15% return on tangible common equity for our shareholders.

The results since 2013 speak for themselves.

- Pre-Tax Profits grew from $8 million to $104 million
- Return on Tangible Common Equity rose from 0% to 15%
- Return on Assets rose from 0% to 1.0%
- Assets grew from $3.6 billion to $8.2 billion
- Commercial Banking segment profitability increased from $27 million to $100 million
- Cost of deposits fell from 0.8% to less than 0.5%
- Net Interest Income grew from $97 million to $224 million

Banc of California now has delivered consistent financial returns that have exceeded analyst estimates for each of the eight quarters since our management transition. In 2014, we outperformed consensus earnings estimates by 50%, and in 2015 we outperformed consensus estimates by 20%. Based on analyst estimates in place at the beginning of 2016, the Company is well positioned to exceed expectations again this year.

We have focused not solely on improving the absolute level of earnings, but on improving the quality of earnings in our most highly valued business segment, Commercial Banking. Our focus continues to be on maximizing earnings from stable and consistent sources such as net interest income and fee-based businesses.

Commercial Banking now represents over 80% of our segment profits, and net interest income has increased by 381% since 2012. The improved quality and mix of our earnings has provided our investors a lower volatility earnings profile than most of our peers. We believe this will result in greater shareholder value over time.

As an example of our efforts to improve our earning mix and quality, our acquisition of Popular Community Bank's California franchise in November of 2014 resulted in an increase of the profitability of our commercial banking business by over $30 million in 2015, predominantly from high quality net interest income.

RETURN ON ASSETS


0.00%
0.69%
0.94%
FY 2013
FY 2014
FY 2015

RETURN ON TANGIBLE COMMON EQUITY[1]


0.1%
10.1%
14.2%
FY 2013
FY 2014
FY 2015

FY 2015 PRETAX INCOME BY BUSINESS SEGMENT[2]


Financial Advisory 5%
Mortgage Banking 11%
Commercial Banking 84%

[1] See Non-GAAP Financial Measures section in the accompanying Annual Report on Form 10-K for reconciliation of the calculation to the GAAP performance measure
[2] As reported in 10-K, includes allocation of Corporate/Other segment noninterest expense, excludes Corporate/Other segment interest expense

6

With our investments in growing our commercial banking franchise, we have been able to right-size the contribution of our mortgage banking business – Banc Home Loans – while still growing its profitability year-over-year. Banc Home Loans has emerged as California's premier home lender with over 70 locations throughout the state serving our clients and communities.

Some market observers have said that Banc of California's ability to successfully, organically build new depository and lending businesses is our secret sauce. We would agree. Our strength growing organically is a huge point of pride. Over the past two years, we have successfully launched over a dozen new business units through blending strategic hires and team lift-outs with our entrepreneurial culture.

We have organically built some of our most compelling business units including multifamily lending, commercial finance, renovation lending, SBA lending, institutional banking, residential lending, commercial banking, warehouse lending, trust services, and payment solutions. We are successful at building businesses, in part, because our leadership team is comprised of seasoned entrepreneurs with the experience of starting and building their own businesses.

Importantly, all of our investments in new businesses seek to strengthen Banc of California's ability to fulfill our mission and responsibly serve all of our stakeholders.

We Are California's Bank.

Each of our lines of business is focused on furthering our mission by empowering California's diverse businesses, entrepreneurs and communities. The complementary relationship amongst our businesses enables us to continually improve our value proposition to our target customers and to increase the likelihood of success in our strategic initiatives.

In 2015, our Private Bank benefited from its lending ability to access our jumbo residential lending team, multifamily lending capabilities, small business lending, and asset-backed lending businesses. The ability of the Private Bank to meet the comprehensive needs of its clients has been improved by the robust suite of businesses that Banc of California has built. This continues to result in dramatic and accelerating deposit growth within our Private Bank, which has doubled in size over the past two years.

Our banking franchise continues to reap the rewards of a strong value proposition and strong market position across each of its complementary business segments. We are seeing significant market share gains resulting from our ability to earn greater levels of business from our clients without compromising our pricing or underwriting discipline.

AVERAGE ACCOUNT SIZE


$57,200
$67,900
$73,400
$83,500
$97,500
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

AVERAGE COST OF DEPOSITS


0.77%
0.60%
0.48%
Q4 2013
Q4 2014
Q4 2015

In fact, our average cost of deposits has fallen materially over the past 3 years, enabling us to compete without sacrificing profitability.

Notwithstanding our pricing discipline, we are continuing to see an increasing velocity of originations in our commercial banking segment. This ability to grow market share without compromising pricing is a sign that our value proposition and business model is gaining traction in our target markets.

In addition to hard work, we also benefit from recent acquisitions that have changed the competitive landscape of banking in California. The acquisition of City National Bank by RBC and OneWest Bank by CIT, coupled with Union Bank's decision to move its headquarters from California to New York, has put a brisk wind at our back. For our customers the choice is clear, and they are choosing to partner with California's Bank.

7

COMMERCIAL BANKING SEGMENT GROSS LOAN ORIGINATION
in millions


$530
$495
$629
$729
$914
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Our banking franchise's ability to achieve strong organic loan and deposit growth is a key to our success compounding investors' capital. We remain vigilant with respect to credit quality. Our delinquencies, non-performing assets, and rate of charge-offs all improved during 2015. We continue to see positive trends within our real estate backed portfolio given the continued strength of California real estate prices. We also continue to seek to diversify our loan portfolio, including through meaningful growth in our C&I lending capabilities. This will continue to reduce risks associated with concentrations within the portfolio.

Understanding that all credit markets go through cycles, we continue to increase our investments in credit oversight and risk analytics to ensure that we are well prepared for any market volatility that could result in increased credit risks for our portfolio. Fortunately, during 2015, our loan portfolio avoided many of the pitfalls that hit the broader credit markets such as energy lending.

As California's Bank, what is good for California is good for Banc of California. To that end, we are proud to be California's largest public bank with an Outstanding Community Development rating.

Our depositors care about the communities within which they live and their bank's relationship with their community. Our team members, now more than 1,700 strong, live in the communities we serve and share the passion of our customers for giving back. Our rating distinguishes us well in this regard and has been directly correlated with a growing deposit franchise and falling cost of deposits.

2016 Outlook

Looking toward 2016, we expect to leverage the platform and infrastructure we have built over the past three years to accelerate the growth and profitability of the Company. We have the capital, people, and products to support our strategic plan. We have provided guidance that we expect total assets to end 2016 above $10 billion and earnings per share growth for 2016 to exceed our 15% long term target rate of growth.

The disruptions in our markets from the sale of many of our competitors have positioned Banc of California to be the employer of choice for California's top banking professionals. We believe the banking teams and talent we have attracted (and continue to attract) is a strong competitive advantage. Banc of California continues to benefit from the hard work of our dedicated employees. We remain optimistic and enthusiastic about the prospects for Banc of California in 2016 as we continue to deliver upon our mission across our marketplace.

In closing, I would like to thank our valued clients who have chosen Banc of California as their financial partner, our employees who dedicate themselves to delivering on our mission every day, our dedicated Board who works tirelessly on behalf of our stakeholders, our shareholders who have entrusted us to be stewards of their capital, and our communities which make California a great place to conduct business and grow California's Bank.

We Are California Strong.



Steven Sugarman
Chairman, President and
Chief Executive Officer

8

MAKING *OUR CLIENTS* CALIFORNIA STRONG.

In 2010, Banc of California was a dream in the minds of a small group of Southern California's leading business owners, entrepreneurs and investors. This group of dreamers understood the lasting damage to California's economy resulting from the bank failures that occurred during the Great Recession. The California Dream was at risk.

These community leaders took action. First, they recapitalized one of California's oldest banking franchises that had served the region since 1941. Then, they set out to fill the crippling credit void that existed throughout the state by building California's preeminent banking franchise–the bank for those seeking, supporting and living the California Dream.

For each dollar of deposits it holds, Banc of California seeks to lend over one dollar per year to California's diverse businesses, entrepreneurs and communities. With each loan, Banc of California funds California's engines of growth and strengthens California's diverse economy and communities.


Commercial Banking
Private Banking
Institutional Banking
Community Banking
Real Estate Lending
Business Lending
Secured Lending
Residential Lending
Payment Services
Treasury Services
Advisory Services
Trust Services
Affordable Housing
Financial Literacy
Diverse Communities
Economic Growth


Keith Obilana
Pepperdine Microenterprise Program
Vin Scully
Los Angeles Dodgers Sports Broadcaster
Rich Jablonski
Wedbush Securities
Cheryl Calhoun
CBIZ
Steve Shpilsky
Shpilsky Capital Management
Lisette Gaviña
F. Gaviña and Sons, Inc.
Wolfgang Puck
The Wolfgang Puck Companies
David Dressler
Tender Greens Restaurants
Theresa Martinez
Los Angeles Latino Chamber of Commerce
Harry Veldkamp
Polycomp Trust Company

9

EMPOWERING OUR CLIENTS' **CALIFORNIA DREAMS**

Businesses


Alex Goodson
Goodson Real Estate


Jennifer Brazer
Complete Controller


Vinnie Malcolm
The Shave of Beverly Hills


Peter Garland
Porta Via


Kimberly Michel
Michel Financial Group


Rick Telles
Brass Ring Entertainment


Giacomino Drago
Restaurateur


JoAnn Han and Huy Han
Allcare Medical Clinic


George Burrola
Aloha Printing


Jill Albert
Direct Results Radio


Ed and Leni Arkans
ACI Medical

Entrepreneurs


Marshall Geller
St. Cloud Capital


Victor and Lisa Saldamondo
Saldamondo & Associates


Renee Dua
Heal


Sarah Rasmussen
Christakis Greek Cuisine


Antonio Villaraigosa
Senior Advisor
Banc of California

Communities


Habitat for Humanity Event


Faith Bautista
National Asian American Coalition


Mercedes Morton
LA Conservation Corps


Brenda Rodriguez
Affordable Housing Clearinghouse


William Figueroa
Los Angeles Team Mentoring


Nora Mendez
OC Community Housing Corporation


42nd President Bill Clinton
World's Largest Financial Literacy Event

10

MAKING *Communities* CALIFORNIA STRONG.


OFFICE OF THE COMPTROLLER OF THE CURRENCY
OUTSTANDING
COMMUNITY REINVESTMENT RATING
BANC OF CALIFORNIA
2 0 1 5

Banc of California is committed to working with California's community leaders to empower the economies and diverse communities we serve. Our programs are designed to foster economic opportunity throughout California.

Small Business Lending and Entrepreneurship

We invest back into the communities we serve through direct lending, education and partnerships with community leaders. We make business loans available to entrepreneurs underserved by traditional banks. Our partnership with The Pepperdine Microenterprise Program is empowering underprivileged members of the Los Angeles community, through education, to find gainful employment and launch micro-businesses.

Affordable Housing & Job Skills Training

Our collaborations with local organizations support community members' access to affordable housing and job skill training opportunities. These partnerships include Habitat for Humanity, Clearinghouse CDFI, LA Conservation Corps, Neighborhood Housing Services of Los Angeles County, Affordable Housing Clearinghouse, and Jewish Vocational Service.

Financial Literacy Education

Together with LA 2024 Olympic Organizing Committee, University of Southern California, and San Diego State University, we're delivering financial literacy education to thousands of youth across California. This empowers the next generation of entrepreneurs, business owners, and homeowners. Additional partners include Junior Achievement, Hollywood Police Activities League, and Los Angeles Team Mentoring.

2015 ACHIEVEMENTS

95%	170
California Loans	Organizations Supported

"It's about more than lending money; it's about extending a hand and improving lives and creating good jobs. Banc of California is stepping up for families in the city's highest-need communities."

- **Antonio Villaraigosa**
41st Mayor of Los Angeles
Senior Advisor, Banc of California

"Banc of California's Community Benefit Plan sets the standard for the industry and is a testament to Banc's commitment to serve the needs of the diverse neighborhoods the bank will be entering."

- **Paulina Gonzalez**
Executive Director
California Reinvestment Coalition

11

SHAREHOLDER INFORMATION

Annual Meeting

May 13, 2016 8:00am
The Pacific Club
4110 MacArthur Boulevard
Newport Beach, California 92660

Investor Relations

To obtain information about the Company, including a copy of our Annual Report on Form 10-K, please contact:

Banc of California, Inc.
c/o Investor Relations
18500 Von Karman Avenue
Suite 1100
Irvine, California 92612
(855) 361-2262
www.bancofcal.com/investor

Listing of Common Stock

Banc of California, Inc.'s common stock is traded on the New York Stock Exchange. Its symbol is "BANC".

Transfer Agent and Registrar for Common Stock

Computershare Shareholder Services
P.O. Box 30170
College Station, Texas 77842
(800) 522-6645
www.computershare.com

Banc of California, Inc.

Board of Directors

Steven Sugarman	Chair
Chad Brownstein	Vice Chair and Lead Independent Director
Halle Benett	Independent Director
Eric Holoman	Chair, Community Development Committee
Jeffrey Karish	Independent Director
Jonah Schnel	Chair, Enterprise Risk Committee
Robert Sznewajs	Chair, Audit Committee

Executive Officers

Steven Sugarman	President and Chief Executive Officer
Hugh Boyle	Chief Risk Officer
John Grosvenor	General Counsel and Corporate Secretary
Brian Kuelbs	Chief Investment Officer
James McKinney	Chief Financial Officer
Thedora Nickel	Chief Administrative Officer
Jeffrey Seabold	Chief Banking Officer
Francisco Turner	Chief Strategy Officer

BANC OF CALIFORNIA.

The "C" in BANC represents California.

Our icon is a sculpted ring symbolizing an enduring commitment to our clients and the diverse communities we serve throughout California.

The ring is composed of two C's representing the symbolic relationship between Banc and California working together to strengthen one another.

The color of the ring and our name represents our heritage in the Golden State and our goal of empowering those in their pursuit of the California Dream.

12

Advisory Board

Branch Openings

WE ARE

CALIFORNIA STRONG.

Financial Literacy Education

Employee Appreciation

Pepperdine Microenterprise Program

SDSU Partnership

LA Conservation Corps Youth Volunteer Recognition

Client Relationship Campaign

Toy Donations

2015

ANNUAL

877-770-2262 • bancofcal.com REPORT